UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2018

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma	73102
(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 429-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On May 22, 2018, SandRidge Energy, Inc. (the “Company”) made available to participants in the Company’s previously announced strategic alternatives review process information regarding its 3P reserve development plan as prepared by the Company, effective July 1, 2018.

In accordance with General Instruction B.2 of Form 8-K, the information included with respect to this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

			Net Resource Potential
			Oil	Gas	NGL	Total	PV-10[1]
Area	Reserve Category	Laterals	(MMBbl)	(Bcf)	(MMBbl)	(MMBoe)	($MM)
Miss Lime	Proved developed	—	13	337	25	94	$502
	Proved undeveloped	32	2	25	2	8	33
	Non-drilling & completion capital expenditures	—	—	—	—	—	(132)

	1P Reserves	32	15	363	27	102	$403
	Unproved (Probable)	63	3	36	2	11	18

	3P Reserves	95	18	399	29	113	$422

NW STACK	Proved developed	—	2	14	1	5	$66
	Proved developed not producing	—	—	—	—	—	2
	Proved undeveloped	15	2	10	1	4	23
	Non-drilling & completion capital expenditures	—	—	—	—	—	—

	1P Reserves	15	3	25	2	10	$90
	Unproved (Probable)	164	18	86	9	41	248

	3P Reserves	179	21	111	11	50	$338

North Park	Proved developed	—	4	3	—	4	$72
	Proved developed not producing	—	—	—	—	—	13
	Proved undeveloped[2]	143	30	22	—	34	395
	Non-drilling & completion capital expenditures	—	—	—	—	—	(32)

	1P Reserves	143	34	25	—	38	$448
	Unproved (Probable + Possible)	1,929	367	375	—	430	2,353
	Non-drilling & completion capital expenditures	—	—	—	—	—	(233)

	3P Reserves	2,072	401	400	—	468	$2,568

Other	Proved developed	—	7	23	2	13	$85
	Non-drilling & completion capital expenditures	—	—	—	—	—	(17)

	1P Reserves	—	7	23	2	13	$68

Total Proved Developed Reserves		—	25	378	28	116	$725
Total 1P Reserves		190	59	436	31	162	$1,009
Total 3P Reserves		2,346	447	932	42	644	$3,395

1.	Projections are based on May 11, 2018 strip prices through 2020 and $60 per Bbl of oil and $2.75 per Mcf of natural gas for 2021 and beyond. Non-drilling & completion capital expenditures are allocated based on area as well as proved and unproved locations.
2.	Third-party engineered proved undeveloped locations included 147 laterals at year-end 2017, whereas the 3P development plan includes 143 laterals, which accounts for schedule changes and booking extended reach laterals in lieu of standard-reach laterals.

Cautionary Statement Concerning 3P Resources (Proved, Probable and Possible Reserves)

This Current Report on Form 8-K contains information regarding the Company’s 3P development plan and related estimates, as well as the potential drilling locations assumed in such plan and estimates, which have not been risked by the Company. Actual locations drilled and quantities that may be ultimately recovered from the Company’s drilling activities may differ substantially from these estimates. There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities. Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, regulatory approval and actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of reserves and resource potential may change significantly as development of the Company’s oil and gas assets provides additional data. These uncertainties should be taken into account through appropriate risking in valuing the Company’s resource assets.

The proved reserve estimates contained in the unrisked 3P development plan are based on the Company’s 2017 year-end proved reserve report but have been modified to reflect (i) commodity prices based on May 11, 2018 strip prices through 2020 and $60 per Bbl of oil and $2.75 per Mcf of natural gas for 2021 and beyond rather than the commodity prices required to be used by the U.S. Securities and Exchange Commission (the “SEC”), (ii) current capital expenditure cost estimates, (iii) updated well performance estimates that have been revised to reflect current management estimates based on additional well performance that was not available at the time of preparation of the 2017 year-end reserve report, (iv) 2018 well production and (v) modified proved undeveloped locations including eliminations due to scheduling and configuration changes and additions identified based on drilling activity during 2018.

The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use terms such as “reserve inventory,” “gross unrisked reserves,” “EUR,” “inventory,” “unrisked resource potential,” and “3P reserves” to describe volumes of hydrocarbon resources potentially recoverable through additional drilling or recovery techniques but which may not have been demonstrated to be commercially or technically recoverable or are not contemplated to be developed within five years of being booked. The SEC’s guidelines strictly prohibit us from including such terms in filings with the SEC. We also caution you that the SEC views such “3P” and “probable” and “possible” reserves and/or “unrisked resource potential” estimates as inherently unreliable and these estimates may be misleading to investors unless the investor is an expert in the oil and gas industry. Even if commercially or technically recoverable, it may be necessary to apply a significant recovery or risk factor to these volumes to determine estimates of volumes of proved reserves. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. The methodology for estimating unrisked inventory, gross unrisked reserves, EUR, unrisked resource potential or 3P reserves may also be different than the methodology and guidelines used by the Society of Petroleum Engineers and the SEC’s guidelines for estimating probable and possible reserves. Therefore, the SEC strictly prohibits us from aggregating proved, probable and possible reserves in filings with the SEC due to the different levels of certainty associated with each reserve category.

Cautionary Statement Concerning Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” “forward-looking statements” within the meaning of Section 27A of the Securities Act, as amended, and Section 21E of the Exchange Act, as amended. These statements express a belief, expectation or intention and are generally accompanied by words that convey projected future events or outcomes. Such statements are often identified by use of the words “expects,” “believes,” “will,” “would,” “could,” “forecasts,” “projections,” “estimates,” “targets,” “opportunities,” “potential,” and other similar terminology. All statements, other than statements of historical facts, included in this Current Report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, including, but not limited to: the volatility of oil, gas and natural gas liquids (“NGL”) prices; uncertainties inherent in estimating oil, gas and NGL reserves and resource potential; the uncertainties, costs and risks involved in exploration and development activities; regulatory restrictions, compliance costs and other risks relating to governmental regulation; risk related to third party control over non-operated properties; midstream capacity constraints and potential interruptions in production, and other factors, many of which are beyond our control. We refer you to the discussion of risk factors in Part I, Item 1A - “Risk Factors” of our most recent Annual Report on Form 10-K, as amended, and in comparable “Risk Factor” sections of our Quarterly Reports on Form 10-Q filed after such Form 10-K. All of the forward-looking statements made in this press release are qualified by these cautionary statements. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on our Company or our business or operations. Such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. We undertake no obligation to update or revise any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: May 25, 2018	By:	/s/ Philip T. Warman
Philip T. Warman
Executive Vice President, General Counsel and Corporate Secretary